Exhibit 99.2

NOVASTAR FINANCIAL, INC.

2,600,000 Shares of

8.90% Series C Cumulative Redeemable Preferred Stock

UNDERWRITING AGREEMENT

January 15, 2004

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

STIFEL, NICOLAUS & COMPANY, INCORPORATED

JMP SECURITIES

FLAGSTONE SECURITIES, LLC

  as Representatives of the several Underwriters

c/o Friedman, Billings, Ramsey & Co., Inc.

1001 19th Street North

Arlington, Virginia 22209

Dear Sirs:

NovaStar Financial, Inc., a Maryland corporation (the “Company”), confirms its agreement with each of the Underwriters listed on Schedule I hereto (collectively, the “Underwriters”), for whom you are acting as representatives (in such capacity, the “Representatives”), with respect to (i) the sale by the Company of Two Million Six Hundred Thousand (2,600,000) shares (the “Initial Shares”) of 8.90% Series C Cumulative Redeemable Preferred Stock, Liquidation Preference $25.00 per share, of the Company (the “Preferred Stock”), and the purchase by the Underwriters, acting severally and not jointly, of the respective number of shares of Preferred Stock set forth opposite the names of the Underwriters in Schedule I hereto, and (ii) the grant of the option described in Section 1(b) hereof to purchase all or any part of Three Hundred and Ninety Thousand (390,000) additional shares of Preferred Stock to cover overallotments (the “Option Shares”), if any, as set forth in Schedule I hereto, to the Underwriters, acting severally and not jointly, in the respective numbers of shares of Preferred Stock set forth opposite the names of the Underwriters in Schedule II hereto. The 2,600,000 shares of Preferred Stock to be purchased by the Underwriters and all or any part of the 390,000 shares of Preferred Stock subject to the option described in Section l(b) hereof are hereinafter called, collectively, the “Shares”.

The Company understands that the Underwriters propose to offer the Shares for sale to the public as set forth in the Prospectus (as defined below).

The Company has filed with the Securities and Exchange Commission (the “Commission”), a registration statement on Form S-3 (No. 333-110574) and a related preliminary prospectus covering the Shares under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder (the “Securities Act Regulations”). Such registration statement was first declared effective on December 4, 2003. The Company has prepared and filed such preliminary and final prospectuses and prospectus supplements as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses and prospectus supplements as may hereafter be required. Such registration statement, including all information deemed to be a part of the registration statement (whether by incorporation by reference, pursuant to Rule 430A(b) of the Securities Act Regulations or otherwise), is hereinafter called the “Registration Statement,” except that, if the Company files a post-effective amendment to such registration statement which becomes effective prior to the Closing Time (as defined below), “Registration Statement” shall refer to such registration statement as so amended. Any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations is hereinafter called the “Rule 462(b) Registration Statement,” and after such filing the term “Registration Statement” shall include the 462(b) Registration Statement. Each prospectus included in the registration statement, and amendments thereof and supplements thereto, and any prospectus or prospectus supplement filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Securities Act Regulations are hereinafter called the “Preliminary Prospectus.” The term “Prospectus” means the final prospectus and the prospectus supplement, as each is first filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations, and any amendments thereof and supplements thereto. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or Prospectus. All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” or “stated” in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

1. Sale and Purchase.

(a) Initial Shares. Upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of $24.2125 for the Preferred Stock, the Company agrees to sell to the Underwriters the number of Initial Shares set forth in Schedule I opposite its name, and each Underwriter agrees, severally and not jointly, to purchase from the Company the number of Initial Shares set forth in Schedule I opposite such Underwriter’s name, plus any additional number of Initial Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof, subject in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

(b) Option Shares. In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share set forth in paragraph (a), the Company hereby grants to the Underwriters, acting severally and not jointly, an option to purchase from the Company the number of Option Shares set forth in Schedule I hereto opposite such Underwriter’s name, plus any additional number of Option Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Shares upon notice by the Representatives to the Company setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares. Any such time and date of delivery (a “Date of Delivery”) shall be determined by the Representatives, but shall not be later than three full business days (or earlier, without the consent of the Company, than two full business days) after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined.

2. Payment and Delivery.

(a) Initial Shares. Payment of the purchase price for the Initial Shares shall be made to the Company by wire transfer of immediately available funds or certified or official bank check payable in federal (same-day) funds at the offices of Morrison & Foerster LLP, Underwriters’ Counsel located at 555 West Fifth Street, Suite 3500, Los Angeles, California 90013 (unless another place shall be agreed upon by the Representatives and the Company) against delivery of the certificates for the Initial Shares to the Representatives for the respective accounts of the Underwriters. Such payment and delivery shall be made at 9:30 a.m., New York City time, on the third (fourth, if pricing occurs after 4:30 p.m., New York City time) business day after the date hereof (unless another time, not later than ten business days after such date, shall be agreed to by the Representatives and the Company). The time at which such payment and delivery are actually made is hereinafter sometimes called the “Closing Time.” Certificates for the Initial Shares shall be delivered to the Representatives in definitive form registered in such names and in such denominations as the Representatives shall specify. For the purpose of expediting the checking of the certificates for the Initial Shares by the Representatives, the Company agrees to make such certificates available to the Representatives for such purpose at least one full business day preceding the Closing Time.

(b) Option Shares. In addition, payment of the purchase price for the Option Shares shall be made to the Company by wire transfer of immediately available funds or certified or official bank check payable in federal (same-day) funds at the offices of Underwriters’ Counsel at the location indicated in Section 2(a) above (unless another place shall be agreed upon by the Representatives and the Company), against delivery of the certificates for the Option Shares to the Representatives for the respective accounts of the Underwriters. Such payment and delivery shall be made at 9:30 a.m., New York City time, on each Date of Delivery determined pursuant to Section 1(b) above. Certificates for the Option Shares shall be delivered to the Representatives in definitive form registered in such names and in such denominations as the Representatives shall specify. For the purpose of expediting the checking of the certificates for the Option Shares by the Representatives, the Company agrees to make such certificates available to the Representatives for such purpose at least one full business day preceding the relevant Date of Delivery.

3. Representations and Warranties of the Company. The Company represents and warrants to the Underwriters that.

(a) the Company has an authorized capitalization as set forth in the Prospectus under the caption “Capitalization”; the outstanding shares of capital stock of the Company and the Company’s subsidiaries (as named in an exhibit to the Company’s annual report on Form 10-K for the year ended December 31, 2002, the “Subsidiaries”) have been duly and validly authorized and issued and are fully paid and non-assessable, and all of the outstanding shares of capital stock of the Subsidiaries are directly or indirectly owned of record and beneficially by the Company; except as disclosed in the Prospectus, there are no outstanding (i) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options;

(b) each of the Company and the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own its respective properties and to conduct its respective business as described in the Registration Statement and the Prospectus and, in the case of the Company, to execute and deliver this Agreement and to consummate the transactions contemplated hereby;

(c) each of the Company and the Subsidiaries are duly qualified or licensed by each jurisdiction in which they conduct their respective businesses and in which the failure, individually or in the aggregate, to be so qualified or licensed could have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole; and the Company and the Subsidiaries are duly qualified, and are in good standing, in each jurisdiction in which they own or lease real property or maintain an office and in which such qualification is necessary, except where the failure to be so qualified and in good standing would not have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole; except as disclosed in the Prospectus (including in any agreement filed as an exhibit to the Registration Statement) and as may be prohibited by law, no Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary’s capital stock or from repaying to the Company or any other Subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary’s property or assets to the Company or to any other Subsidiary; the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association;

(d) each of the Company and the Subsidiaries are in compliance with all statutes, laws, rules, regulations, judgments, orders and decrees of all courts, regulatory bodies, administrative agencies, governmental bodies, arbitrators or other authorities having jurisdiction over the Company or such subsidiaries or any of their respective properties, as applicable, including, without limitation, the provisions of the Sarbanes-Oxley Act of 2002, as amended (“Sarbanes-Oxley Act”), and the rules and regulations of the National Association of Securities Dealers, Inc. (“NASD”) and the New York Stock Exchange (“NYSE”); neither the Company nor any of its subsidiaries is in violation under any such statutes, laws, rules, regulations, judgments, orders or decrees; and neither the Company nor any of the Subsidiaries is in breach of or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), its respective articles of incorporation or charter or by-laws, or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or their respective properties is bound, except for such breaches or defaults which would not have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole;

(e) the execution, delivery and performance of this Agreement, and consummation of the transactions contemplated hereby, will not conflict with, or result in any breach of, or constitute a default or Debt Repayment Triggering Event (as hereinafter defined) under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default or Debt Repayment Triggering Event under), (i) any provision of the articles of incorporation or charter or bylaws of the Company or any of the Subsidiaries, (ii) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or (iii) any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries, except in the case of clause (ii) for such events which would not have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or the Subsidiaries. As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(f) this Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general principles equity, and except to the extent that the indemnification and contribution provisions of Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

(g) no approval, authorization, consent or order of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the Company’s execution, delivery and performance of this Agreement, its consummation of the transaction contemplated hereby, and its sale and delivery of the Shares, other than (A) such as have been obtained, or will have been obtained at the Closing Time or the relevant Date of Delivery, as the case may be, under the Securities Act, (B) such approvals as have been obtained in connection with the inclusion of the Shares on the NYSE and (C) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

(h) each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state or local law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required in order to conduct their respective businesses as described in the Prospectus, except to the extent that any failure to have any such licenses, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals would not, individually or in the aggregate, have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole; neither the Company nor any of the Subsidiaries is required by any applicable law to obtain accreditation or certification from any governmental agency or authority in order to provide the products and services which it currently provides or which it proposes to provide as set forth in the Prospectus, except to the extent that any failure to have obtained such accreditation or certificate would not, individually or in the aggregate, have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole; except as disclosed in the Prospectus, neither the Company nor any of the Subsidiaries is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries the effect of which could be material and adverse to the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole; and no such license, authorization, consent or approval contains a materially burdensome restriction that is not adequately disclosed in the Registration Statement and the Prospectus;

(i) the Registration Statement has become effective and any Rule 462(b) Registration Statement will become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are threatened by the Commission, and any request on the part of the Commission for additional information has been complied with;

(j) the Preliminary Prospectus and the Registration Statement comply and the Prospectus and any further amendments or supplements thereto will, when they have become effective or are filed with the Commission, as the case may be, comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations; and the conditions for the use of Form S-3 for the Registration Statement, as set forth in the General Instructions to Form S-3, have been satisfied;

(k) the Registration Statement did not, and any amendment thereto will not, in each case as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; the

Preliminary Prospectus does not, and the Prospectus or any amendment or supplement thereto will not, as of the applicable filing date and at the Closing Time and on each Date of Delivery (if any), contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; the documents incorporated or deemed to be incorporated by reference in the Prospectus or Registration Statement, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and, when read together with the other information in the Prospectus, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with the information furnished in writing by or on behalf of the Underwriters through the Representatives to the Company expressly for use in the Registration Statement or the Prospectus (that information being limited to that described in the last sentence of the first paragraph of Section 9(c) hereof);

(l) the Preliminary Prospectus was, and the Prospectus delivered to the Underwriters for use in connection with this offering will be, identical in all material respects to the versions of the Preliminary Prospectus and Prospectus transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval System (“EDGAR”), except to the extent permitted by Regulation S-T;

(m) all legal or governmental proceedings, contracts or documents of a character required to be filed as exhibits to the Registration Statement, or incorporated by reference therein, or to be summarized or described in the Prospectus have been so filed, summarized or described as required, and such descriptions present fairly the information required to be shown;

(n) other than those items disclosed in the Registration Statement, there are no actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries or any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency which could result in a judgment, decree, award or order having a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole;

(o) the financial statements, including the notes thereto, included in the Registration Statement and the Prospectus present fairly in all material respects the consolidated financial position of the entities to which such financial statements relate (the “Covered Entities”) as of the dates indicated and the consolidated results of operations and changes in financial position and cash flows of the Covered Entities for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and in accordance with Regulation S-X promulgated by the Commission (except as otherwise noted therein); the financial statement schedules included in the Registration Statement and the amounts in the Prospectus under the captions “Prospectus Supplement Summary – Selected Consolidated Financial and Other Data” and “Summary of Securitizations” fairly present, on the basis stated in the Prospectus and the Registration Statement, the information shown therein and have been compiled on a basis consistent with the financial statements included in the Registration Statement and the Prospectus; the unaudited pro forma financial information (including the related notes) included in the Prospectus or any Preliminary Prospectus complies as to form in all material respects to the applicable accounting requirements of the Securities Act and the Securities Act Regulations, and management of the Company believes that the assumptions underlying the pro forma adjustments are reasonable; such pro forma adjustments have been properly applied to the historical amounts in the compilation of the information and such information fairly presents in all material respects with respect to the Company and the Subsidiaries, the financial position, results of operations and other information purported to be shown therein at the respective dates and for the respective periods specified;

(p) Deloitte & Touche LLP, whose reports on the consolidated financial statements of the Company and the Subsidiaries are filed with the Commission as part of the Registration Statement and Prospectus, are and were during the periods covered by their reports independent public accountants as required by the Securities Act and the Securities Act Regulations;

(q) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may be otherwise stated in the Registration Statement or Prospectus, there has not been (A) any material adverse change in the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise), present or prospective, of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (B) any transaction, which is material to the Company and the Subsidiaries taken as a whole, contemplated or entered into by the Company or any of the Subsidiaries, (C) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any of the Subsidiaries, which is material to the Company and the Subsidiaries taken as a whole or (D) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock;

(r) the Shares conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus;

(s) there are no persons with registration or other similar rights to have any equity securities, including securities which are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, except for those registration or similar rights which have been complied with or waived with respect to the offering contemplated by this Agreement, all of which registration or similar rights are fairly summarized in the Prospectus;

(t) the Shares have been duly authorized and, when issued and duly delivered against payment therefor as contemplated by this Agreement, will be validly issued, fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, and, except as disclosed in the Prospectus, the issuance and sale of the Shares by the

Company is not subject to preemptive or other similar rights arising by operation of law, under the articles of incorporation or by-laws of the Company, under any agreement to which the Company or any of the Subsidiaries is a party or otherwise;

(u) the Company has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(v) the Company has not relied upon the Representatives or legal counsel for the Representatives for any legal, tax or accounting advice in connection with the offering and sale of the Shares;

(w) any certificate signed by any officer of the Company or any Subsidiary delivered to the Representatives or to counsel for the Underwriters pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby;

(x) the form of certificate used to evidence the Shares complies in all material respects with all applicable statutory requirements, with any applicable requirements of the articles of incorporation and by-laws of the Company and the requirements of the NYSE;

(y) the Company and the Subsidiaries have good and marketable title in fee simple to all real property, if any, and good title to all personal property, owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Prospectus or such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company or any Subsidiary are held under valid, existing and enforceable leases, with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiary;

(z) the Company and each of the Subsidiaries owns or possesses adequate license or other rights to use all trademarks, service marks, trade names, copyrights, patents, software and design licenses, trade secrets, production processes, other intangible property rights and know-how (collectively “Intangibles”) necessary to entitle the Company and each Subsidiary to conduct its business as described in the Prospectus, and, except as disclosed in the Prospectus, neither the Company, nor any Subsidiary, has received notice of infringement of or conflict with (and the Company does not know of any such infringement of or conflict with) asserted rights of others with respect to any Intangibles which could materially and adversely affect the business, prospects, properties, assets, results of operations or condition (financial or otherwise) of the Company or any Subsidiary;

(aa) the Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(bb) the Company and the Subsidiaries have filed on a timely basis all necessary federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and have paid or will pay on a timely basis all taxes shown as due thereon; and no tax deficiency has been asserted against the Company or the Subsidiaries, the Company has made adequate charges, accruals, and reserves in the applicable financial statements referred to in Section 3(o) above in respect of all federal, state, and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of the Subsidiaries has not been finally determined; and the Company is not aware of any tax deficiency that has been or might be asserted or threatened against the Company or any of the Subsidiaries;

(cc) each of the Company and the Subsidiaries maintain insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect;

(dd) except as disclosed in the Prospectus, neither the Company nor any of the Subsidiaries has violated, or received notice of any violation with respect to, any applicable environmental, safety or similar law applicable to the business of the Company or any of the Subsidiaries, nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wages and hours law, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, nor any state law precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which could have a material adverse effect on the business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole;

(ee) neither the Company nor any of the Subsidiaries nor any officer or director purporting to act on behalf of the Company or any of the Subsidiaries has at any time; (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, (iii) made any payment outside the ordinary course of business to any investment officer or loan broker or person charged with similar duties of any entity to which the Company or any of the Subsidiaries sells or from which the Company or any of the Subsidiaries buys loans or servicing arrangements for the purpose of influencing such agent, officer, broker or person to buy loans or servicing arrangements from or sell loans to the Company or any of the Subsidiaries, or (iv) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company and the Subsidiaries;

(ff) except as otherwise disclosed in the Prospectus, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or any of the Subsidiaries to or for the benefit of any of the officers or directors of the Company or any of the Subsidiaries or any of the members of the families of any of them;

(gg) neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any employee or agent of the Company or any of the Subsidiaries, has made any payment of funds of the Company or of any Subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus;

(hh) all securities issued by the Company, any of the Subsidiaries or any trusts established by the Company or any Subsidiary, have been issued and sold in compliance with (i) all applicable federal and state securities laws, (ii) the laws of the applicable jurisdiction of incorporation of the issuing entity and, (iii) to the extent applicable to the issuing entity, the requirements of the NYSE;

(ii) in connection with this offering, the Company has not offered and will not offer its Preferred Stock or any other securities convertible into or exchangeable or exercisable for Preferred Stock in a manner in violation of the Securities Act. The Company has not distributed and will not distribute any Prospectus or other offering material in connection with the offer and sale of the Shares;

(jj) the Company has not incurred any liability for any finder’s fees or similar payments in connection with the transactions herein contemplated, other than pursuant to this Agreement;

(kk) neither the Company nor any of the Subsidiaries is and, after giving effect to the offering and sale of the Shares, will be an “investment company” or an entity “controlled” by and “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(ll) there are no existing or, to the knowledge of the Company, threatened labor disputes with the employees of the Company or any of the Subsidiaries which are likely to have individually or in the aggregate a material adverse effect on assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole;

(mm) there are no business relationships or related-party transactions involving the Company or any Subsidiary or any other person required to be described in the Prospectus which have not been described as required;

(nn) the Company and its Subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, its Subsidiaries, or their “ERISA Affiliates” (as hereinafter defined) are in compliance in all respects with ERISA. “ERISA Affiliate” means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Code (as hereinafter defined) of which the Company or such subsidiary is a member. No “reportable event” (as defined under ERISA) has occurred or is expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No “employee benefit plan” established or maintained by the Company, its subsidiaries, or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company, its subsidiaries, nor any of their ERISA Affiliates has incurred or expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975, or 4980B of the Code. Each “employee benefit plan” established or maintained by the Company, its subsidiaries, or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification;

(oo) the Company has been advised regarding the requirements imposed by the Sarbanes-Oxley Act and the rules and regulations of the Commission and the NYSE adopted or currently proposed thereunder. The Company is in compliance in all material respects with all such requirements that are currently effective and applicable to the Company. The Company reasonably expects to be able to comply with such rules and such proposals, assuming such proposals are adopted in their current form, within the time periods allowed thereby without (i) the need for any changes to the composition of the Company’s board of directors or (ii) any expense any expense that would materially and adversely affect earnings, except in each case as disclosed in the Registration Statement;

(pp) for each of its taxable years since its formation, the Company has been, and currently is, organized and operated in conformity with the requirements for qualification and taxation as a “real estate investment trust” (a “REIT”) under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder and the published interpretations thereunder (collectively, the “Code”); the Company’s current organization and current and proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT; no event has occurred which could cause the Company not to be able to qualify as a REIT for its current taxable year or any future taxable year;

(qq) each subsidiary of the Company listed in Exhibit 21.1 to the Company’s 2002 Form 10-K (other than NFI Holding Corporation and its subsidiaries) is a wholly-owned subsidiary of the Company and is “qualified REIT subsidiary” within the meaning of Section 856(i) of the Code;

(rr) NFI Holding Corporation and each of its subsidiaries listed in Exhibit 21.1 to the Company’s 2002 Form 10-K are wholly-owned subsidiaries of the Company and are “taxable REIT subsidiaries” within the meaning of Section 856(l) of the Code; and

(ss) each of the statements under the caption “Risk Factors-Should we fail to maintain REIT status, we would be subject to tax as a regular corporation” contained in the Prospectus is accurate in all material respects.

Any certificate signed by an officer of the Company and delivered to the Underwriters or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters set forth therein.

4. Certain Covenants. The Company hereby agrees with each Underwriter:

(a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as the Representatives may designate and to maintain such qualifications in effect as long as required for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares);

(b) to prepare the Prospectus in a form approved by the Underwriters and file such Prospectus with the Commission pursuant to Rule 424(b) not later than 10:00 a.m. (New York City time), on the second business day following the execution and delivery of this Agreement and to furnish promptly (and with respect to the initial delivery of such Prospectus, not later than 10:00 a.m. (New York City time) on the second business day following the execution and delivery of this Agreement) to the Underwriters as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the version created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

(c) to advise the Representatives promptly and (if requested by the Representatives) to confirm such advice in writing when any post-effective amendment to the Registration Statement becomes effective under the Securities Act Regulations;

(d) to advise the Representatives promptly, confirming such advice in writing, of (i) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto, or (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; to advise the Representatives promptly of any proposal to amend or supplement the Registration Statement or Prospectus and to file no such amendment or supplement to which the Representatives shall reasonably object in writing;

(e) to furnish to the Representatives at the request of any of the Representatives, for a period of five years from the date of this Agreement, (i) as soon as available, copies of all annual, quarterly and current reports or other communications supplied to holders of shares of Preferred Stock, and (ii) as soon as practicable after the filing thereof, copies of all reports filed by the Company with the Commission, the NASD or any securities exchange and (iii) such other information as the Underwriters may reasonably request regarding the Company and the Subsidiaries;

(f) to advise the Underwriters promptly of the happening of any event known to the Company within the time during which a Prospectus relating to the Shares is required to be delivered under the Securities Act Regulations which, in the judgment of the Company, would require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, during such time, to prepare and furnish, at the Company’s expense, to the Underwriters promptly such amendments or Supplements to such Prospectus as may be necessary to reflect any such change and to furnish to the Underwriters a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission;

(g) to furnish promptly to each Representative a signed copy of the Registration Statement, as initially filed with the Commission, and all amendments or supplements thereto (including all exhibits filed therewith or incorporated by reference therein) and such number of conformed copies of the foregoing as the Representatives may reasonably request;

(h) to furnish to each Representative, not less than two business days before filing with the Commission subsequent to the effective date of the Prospectus and during the period referred to in paragraph (f) above, a copy of any document proposed to be filed with the Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act;

(i) to apply the net proceeds of the sale of the Shares in accordance with its statements under the caption “Use of Proceeds” in the Prospectus;

(j) to make generally available to its security holders as soon as practicable, but in any event not later than the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement an earnings statement complying with the provisions of Section 11(a) of the Securities Act (in form, at the option of the Company, complying with the provisions of Rule 158 of the Securities Act Regulations,) covering a period of 12 months beginning after the effective date of the Registration Statement;

(k) to use its best efforts to effect and maintain the listing of the Shares on the NYSE as soon as possible after the date hereof and to file with the NYSE all documents and notices required by the NYSE of companies that have securities that are listed on the NYSE;

(l) to engage and maintain, at its expense, a registrar and transfer agent for the Shares;

(m) to use its best efforts to meet the requirements for qualification as a REIT under Sections 856 to 860 of the Code;

(n) to conduct its affairs in such a manner so as to reasonably ensure that the Company will not be an “investment company” or an entity “controlled” by an investment company within the meaning of the Investment Company Act;

(o) to refrain during a period of 60 days from the date of the Prospectus, without the prior written consent of Friedman, Billings, Ramsey & Co, Inc. (“FBR”), from (i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, or otherwise disposing of or transferring, directly or indirectly, any share of Preferred Stock or any securities convertible into or exercisable or exchangeable for Preferred Stock, or filing any registration statement under the Securities Act with respect to any of the foregoing, or (ii) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of shares of Preferred Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of such Preferred Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the Shares to be sold hereunder;

(p) to not itself and to use its best efforts to cause its officers, directors and affiliates not to, (i) take, directly or indirectly prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company; and

(q) if at any time during the 30-day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur which may reasonably have a material effect on the market price of the Preferred Stock, the Company will forthwith consult in good faith with FBR concerning the substance of, and consult in good faith with FBR concerning the possibility of responding to or commenting on, such rumor, publication or event.

5. Payment of Expenses.

(a) The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance and delivery of the certificates for the Shares to the Underwriters, including any stock or other transfer taxes or duties payable upon the sale of the Shares to the Underwriters, (iii) the printing of this Agreement and any dealer agreements and furnishing of copies of each to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws that the Company and the Representatives have mutually agreed are appropriate and the determination of their eligibility for investment under state law as aforesaid (including the reasonable legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) filing for review of the public offering of the Shares by the NASD (including the legal fees and filing fees and other disbursements of counsel for the Underwriters relating thereto), (vi) the fees and expenses of any transfer agent or registrar for the Shares and miscellaneous expenses referred to in the Registration Statement, (vii) the fees and expenses incurred in connection with the listing of the Shares on the NYSE, (viii) making road show presentations with respect to the offering of the Shares, (ix) preparing and distributing bound volumes of transaction documents for the Representatives and their legal counsel and (x) the performance of the Company’s other obligations hereunder. Upon the request of the Representatives, the Company will provide funds in advance for filing fees.

(b) The Company agrees to reimburse the Underwriters at the Closing Time for their reasonable out-of-pocket expenses (other than those which are required to be reimbursed pursuant to the provisions of subsection (a) above), other than the fees and disbursements of the Underwriters’ outside legal counsel, which are incurred in connection with their services under this Agreement.

6. Conditions of the Underwriters’ Obligations. The obligations of the Underwriters hereunder to purchase Shares at the Closing Time or on the Date of Delivery, as applicable, are subject to the accuracy of the representations and warranties on the part of the Company in all material respects on the date hereof and at the Closing Time and on each Date of Delivery, as applicable, the performance by the Company of its obligations hereunder in all material respects and to the satisfaction of the following further conditions at the Closing Time or on the Date of Delivery, as applicable:

(a) The Company shall furnish to the Underwriters at the Closing Time and on each Date of Delivery an opinion of Tobin & Tobin, counsel for the Company and the Subsidiaries, addressed to the Underwriters and dated the Closing Time and each Date of Delivery, covering the matters set forth in Exhibit A hereto.

(b) The Company shall furnish to the Underwriters at the Closing Time and on each Date of Delivery (i) an opinion of Falk, Shaff & Ziebell, LLP, addressed to the Underwriters and dated the Closing Time and each Date of Delivery, substantially in the form attached as Exhibit B hereto, and (ii) a signed copy of the opinions addressed to the Company from Falk, Shaff & Ziebell, LLP substantially in the form of Exhibit 8.1 to the Registration Statement.

(c) The Representatives shall have received from Deloitte & Touche LLP letters dated, respectively, as of the date of this Agreement, the Closing Time and each Date of Delivery, as the case may be, addressed to the Representatives, in form and substance reasonably satisfactory to the Representatives, relating to the financial statements, including any pro forma financial statements, of the Company and the Subsidiaries, and such other matters customarily covered by comfort letters issued in connection with registered public offerings.

(d) No amendment or supplement to the Registration Statement or Prospectus shall have been filed to which the Underwriters shall have objected in writing.

(e) Prior to the Closing Time and each Date of Delivery (i) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus or Prospectus has been issued, and no proceedings for such purpose shall have been initiated or threatened, by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes, has occurred; and (ii) the Registration Statement and the Prospectus shall not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) Between the time of execution of this Agreement and the Closing Time or the relevant Date of Delivery no material adverse change in the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole shall occur (whether or not arising in the ordinary course of business), and (ii) neither the Company nor any of the Subsidiaries shall have entered into any agreement which is material and unfavorable to the Company.

(g) The Company shall have duly applied to list the Shares on the NYSE.

(h) If the issuance and sale of the Initial Shares and/or Option Shares to the Underwriters will result in the Underwriters individually or in the aggregate exceeding the Aggregate Stock Ownership Limit (as defined in the Amended Articles of Incorporation of the Company as of the date hereof) with respect to the Company’s capital stock, then, on or prior to the Closing Time, the Underwriters shall have received from the Company’s Board of Directors a waiver or exemption from the Aggregate Stock Ownership Limit with respect to the issuance and sale of such Shares, in form and substance reasonably satisfactory to the Underwriters.

(i) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements between the date of this Agreement and the Closing Time or the Date of Delivery, as applicable.

(j) The Company will, at the Closing Time and on each Date of Delivery, deliver to the Underwriters a certificate of its President and Chief Operating Officer, and its Secretary and Treasurer, to the effect that, to each of such officer’s knowledge, the representations and warranties of the Company set forth in this Agreement are true and correct in all material respects and the conditions set forth in paragraphs (e), (f) and (g) of this Section 6 have been satisfied, in each case as of such date.

(k) The Company shall have furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus, the representations, warranties and statement of the Company contained herein and the performance by the Company of its covenants contained herein, and the fulfillment of any conditions contained herein, as of the Closing Time or any Date of Delivery as the Underwriters may reasonably request.

(l) The Company shall have performed its obligations under this Agreement as are to be performed by the terms hereof and thereof at or before the Closing Time or the relevant Date of Delivery.

The Representatives may in their sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder.

7. Termination. The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representatives, at any time prior to the Closing Time or any Date of Delivery, (i) if any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled (unless the fulfillment of any such condition has been otherwise waived by the Representatives), or (ii) if there has been since the respective dates as of which information is given in the Registration Statement, any material adverse change, or any development that could reasonably be expected to have a material adverse change, in or affecting the assets, business, operations, earnings, prospects, properties, condition (financial or otherwise) or management of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, or (iii) if there has occurred outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic, political or other conditions the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Representatives, impracticable to market the Shares or enforce contracts for the sale of the Shares, or (iv) if trading in any securities of the Company has been suspended by the Commission or by the NYSE, or if trading generally on the NYSE or on the Nasdaq Stock Market has been suspended (including automatic halt in trading pursuant to market-decline triggers other than those in which solely program trading is temporarily halted), or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required by the NYSE or on the Nasdaq Stock Market or by order of the Commission or any other governmental authority, or (v) any order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which in the reasonable opinion of the Representatives materially adversely affects or will materially adversely affect the business or operations of the Company and the Subsidiaries, taken as a whole.

If the Representatives elect to terminate this Agreement as provided in this Section 7, the Company and the Underwriters shall be notified promptly by telephone, promptly confirmed by facsimile.

If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply in all material respects with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Section 5 hereof) and the Underwriters shall be under no obligation or liability to the Company under this Agreement or to one another hereunder.

8. Increase in Underwriters’ Commitments. If any Underwriter shall default at the Closing Time or on a Date of Delivery in its obligation to take up and pay for the Shares to be purchased by it under this Agreement on such date, the Representatives shall have the right, within 36 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Shares which such Underwriter shall have agreed but failed to take up and pay for (the “Defaulted Shares”). Absent the completion of such arrangements within such 36 hour period, (i) if the total number of Defaulted Shares does not exceed 10% of the total number of Shares to be purchased on such date, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Shares which it is otherwise obligated to purchase on such date pursuant to this Agreement) the portion of the total number of Shares agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters; and (ii) if the total number of Defaulted Shares exceeds 10% of such total, the Representatives may terminate this Agreement by notice to the Company, without liability to any non-defaulting Underwriter, provided that if such default occurs with respect to the Option Shares after the Closing Time, this Agreement will not terminate as to the Initial Shares purchased prior to such termination).

Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Shares hereunder on such date unless all of the Shares to be purchased on such date are purchased on such date by the Underwriters (or by substituted Underwriters selected by the Representative with the approval of the Company or selected by the Company with the approval of the Representative).

If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the Closing Time or the relevant Date of Delivery for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company any non-defaulting Underwriter for damages occasioned by its default hereunder.

The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with the like effect as if such substituted Underwriter had originally been named in this Agreement.

9. Indemnity and Contribution by the Company and the Underwriters.

(a) The Company agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by the Underwriters through the Representatives to the Company expressly for use in such Registration Statement or such Prospectus, provided, however, that the indemnity agreement contained in this subsection (a)(i) with respect to the Preliminary Prospectus or the Prospectus shall not inure to the benefit of an Underwriter (or to the benefit of any person controlling such Underwriter) with respect to any person asserting any such loss, expense, liability, damage or claim which is the subject thereof if the Prospectus or any supplement thereto prepared with the consent of the Representatives and furnished to the Underwriters prior to the Closing Time corrected any such alleged untrue statement or omission and if such Underwriter failed to send or give a copy of the Prospectus or supplement thereto to such person at or prior to the written confirmation of the sale of Shares to such person, unless such failure resulted from noncompliance by the Company with Section 4(b) above).

(b) If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company pursuant to subsection (a) above, such Underwriter shall promptly notify the Company in writing of the institution of such action, and the Company will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense of such action, including the employment of counsel and payment of expenses, provided, however, that any failure or delay to so notify the Company will not relieve the Company of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action, or the Company shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate firm of attorneys for the Underwriters or controlling persons in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent.

(c) Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company, the Company’s directors and officers, and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Securities Act, the Exchange Act or otherwise, but only insofar as such loss, expense, liability, damage or claim arises out of or is based upon arty untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by such Underwriter through the Representatives to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any posteffective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated either in such Registration Statement or Prospectus or necessary to make such information, in the light of the circumstances under which made, not misleading. The statements set forth (i) in the last paragraph on the cover page and (ii) under the caption “Underwriting” in the Preliminary Prospectus and the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by or on behalf of any Underwriter through the Representatives to the Company for purposes of Section 3(j) and this Section 9.

If any action is brought against the Company or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company or such person shall promptly notify the Representatives in writing of the institution of such action and the Representatives, on behalf of the Underwriters, will be entitled to participate therein and, to the extent that they may wish, jointly with any other indemnifying party similarly notified, assume the defense of such action, including the employment of counsel and payment of expenses, provided, however, that any failure or delay to so notify the Representatives will not relieve the Underwriters of any obligation hereunder, except to the extent that their ability to defend is actually impaired by such failure or delay. The Company or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless the employment of such counsel shall have been authorized in writing by the Representatives in connection with the defense of such action or the Representatives shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Underwriters (in which case the Representatives shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of the Representatives.

(d) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a), (b) and (c) of this Section 9 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, severally shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Shares or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the underwriting discounts and commissions received by the Underwriters, in each case as set forth on the cover page of the Prospectus. The relative fault of the Company and of the Underwriters shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

(e) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (d)(i) and, if applicable (ii), above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

10. Survival. The indemnity and contribution agreements contained in Section 9 and the covenants, warranties and representations of the Company contained in Sections 3, 4 and 5 of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors and officers, or any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive the sale and delivery of the Shares. The provisions of Sections 5 and 9 hereof shall survive the termination of this Agreement. The Company and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company’s officers and directors, in connection with the sale and delivery of the Shares, or in connection with the Registration Statement or the Prospectus.

11. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing and effective only on receipt, and, if to the Underwriters, will be mailed, delivered or telefaxed to Friedman, Billings, Ramsey & Co., Inc., 1001 19th Street North, Arlington, Virginia 22209, Attention: Syndicate Department, Facsimile No. (703) 469-1131; or, if to the Company, will be mailed, delivered or telefaxed to NovaStar Financial, Inc., 8140 Ward Pkwy., Suite 300, Kansas City, Missouri 64114, Attention: Treasurer, Facsimile No. (816) 237-7515.

12. Governing Law; Headings. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

13. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company and the controlling persons, directors and officers referred to in Sections 9 and 10 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

14. Representation of Underwriters. The Representatives will act for the several Underwriters in connection with this offering, and any action under this Agreement taken by the Representatives jointly or by FBR will be binding upon all of the Underwriters to the extent provided in (a) the Selected Dealers Agreement between the Representatives and the other dealers participating in the offering and (b) the Agreement Among Underwriters between FBR and the other Underwriters participating in the offering.

15. Counterparts and Facsimile Signatures. This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. A facsimile signature shall constitute an original signature for all purposes.

If the foregoing correctly sets forth the understanding between the Company and the Underwriters, please so indicate in the space provided below for this purpose, whereupon this Agreement shall constitute a binding agreement between the Company and the Underwriters.

Very truly yours,

NOVASTAR FINANCIAL, INC.

By:
Name:
Title:

Accepted and agreed to as

of the date first above written:

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

STIFEL, NICOLAUS & COMPANY, INCORPORATED

JMP SECURITIES

FLAGSTONE SECURITIES, LLC

For themselves and as Representatives

of the several Underwriters named

in Schedule I hereto

By: FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

By:
Name: James R. Kleeblatt
Title: Managing Director

Schedule I

Underwriter	Number of Initial Shares to be Purchased	Maximum Option Shares to be Purchased
Friedman, Billings, Ramsey & Co., Inc.	1,300,000	195,000
Stifel, Nicolaus & Company, Incorporated	650,000	97,500
JMP Securities	390,000	58,500
Flagstone Securities, LLC	260,000	39,000
Total	2,600,000	390,000

I-1

EXHIBIT A

MATTERS TO BE COVERED IN OPINION OF

TOBIN & TOBIN

1. The Company and each of its subsidiaries (as defined in Rule 405 under the Securities Act) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation.

2. The Company and each of its subsidiaries has the corporate power and authority to own, lease, operate its properties, and conduct its business as described in the Prospectus.

3. The Company and each subsidiary (other than NovaStar Assets Corporation and NovaStar Capital Access Corporation, which are inactive) is duly qualified as a foreign corporation to transact business and is in good standing in the State of Missouri and in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a material adverse change in the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole.

4. To the best of such counsel’s knowledge, the Company does not own or control, directly or indirectly, any corporation, association or other entity, other than NovaStar Assets Corporation, NovaStar Certificates Financing Corporation, NovaStar Capital Access Corporation, NovaStar Financial Repurchase Corporation, NovaStar Mortgage Repurchase Corporation and NFI Holding Corporation and its subsidiaries.

5. All of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued, is fully paid and non-assessable, and have not been issued in violation of or subject to any preemptive right arising under the certificate of incorporation or the law of the jurisdiction of incorporation, or any co-sale right, right of first refusal or other similar right, and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, or any pending or threatened claim.

6. The authorized, issued, and outstanding capital stock of the Company conforms in all material respects to the descriptions thereof set forth or incorporated by reference in the Prospectus. All of the outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of or subject to any preemptive right arising under the Charter or Maryland General Corporation Law, or any co-sale right, right of first refusal, or other similar right. Furthermore, such shares of Common Stock have been issued in compliance with the registration and qualification requirements of federal and state securities laws. The form of certificate used to evidence the Common Stock is in due and proper form and complies with all applicable requirements of the Charter and by-laws of the Company and the General Corporation Law of the State of Maryland.

EXHIBIT A

7. The description of the Company’s stock option, stock bonus, and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth or incorporated by reference in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options, and rights.

8. No stockholder of the Company or any other person has any preemptive right, right of first refusal, or other similar right to subscribe for or purchase securities of the Company arising (i) by operation of the Charter or by-laws of the Company or the General Corporation Law of the State of Maryland or (ii) otherwise.

9. The Underwriting Agreement has been duly authorized, executed, and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles. The Company has the corporate power and authority to enter into the Underwriting Agreement and to issue, sell and deliver to the Underwriters the Preferred Stock to be issued and sold by it under the Underwriting Agreement, and to consummate the other transactions contemplated by the Underwriting Agreement.

10. The Preferred Stock to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale pursuant to the Underwriting Agreement and, when issued and delivered by the Company pursuant to the Underwriting Agreement against payment of the consideration set forth therein, will be validly issued, fully paid, and non-assessable, and will not have been issued in violation of or subject to any preemptive right arising under the charter or Maryland General Corporation Law, or any co-sale right, right of first refusal or other similar right.

11. The Registration Statement has been declared effective by the Commission under the Securities Act. To the best of such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for such purpose have been instituted or are pending or are contemplated or threatened by the Commission. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).

12. The Registration Statement and the Prospectus, including any document incorporated by reference therein, and each amendment or supplement to the Registration Statement and the Prospectus including any document incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules included or incorporated by reference therein or in exhibits to or excluded from the Registration Statement, as to which no opinion need be rendered) comply as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act. Each document filed pursuant to the Exchange

EXHIBIT A

Act (other than the financial statements and supporting schedules included therein, as to which no opinion need be rendered) and incorporated or deemed to be incorporated by reference in the Prospectus complied when so filed as to form in all material respects with the Exchange Act and the Sarbanes-Oxley Act.

13. The statements (i) contained (or incorporated by reference) in the Prospectus under the captions “Description of Series C Preferred Stock,” “Description of Securities,” “Management’s Discussion and Analysis and Results of Operations-Liquidity,” “Legal Proceedings,” “Certain Relationships and Related Transactions,” and “Underwriting”, and (ii) contained in Item 15 of the Registration Statement, insofar as such statements constitute matters of law, summaries of legal matters, the Company’s Charter or by-law provisions, documents or legal proceedings, or legal conclusions, has been reviewed by such counsel and fairly present and summarize, in all material respects, the matters referred to therein.

14. To such counsel’s knowledge, there are no legal or governmental actions, suits, or proceedings pending or threatened against the Company or any of its subsidiaries which are required to be disclosed in the Registration Statement or the Prospectus or any document incorporated therein by the Securities Act or by the Exchange Act or the applicable rules and regulations of the Commission thereunder, other than those disclosed therein.

15. To such counsel’s knowledge, there are no agreements required to be described or referred to in the Registration Statement or to be filed as exhibits thereto, other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof and references thereto are correct in all material respects.

16. No consent, approval, authorization, or other order of, or registration or filing with any court or other governmental authority or agency, is required for the Company’s execution, delivery, and performance of the Underwriting Agreement and consummation of the transactions contemplated thereby and by the Prospectus, except as required under the Securities Act, applicable state securities or blue sky laws and by the NASD.

17. The execution and delivery of the Underwriting Agreement by the Company, the performance by the Company of its obligations thereunder (other than performance by the Company of its obligations under the indemnification section of the Underwriting Agreement, as to which no opinion need be rendered), and the consummation of the transactions herein contemplated (i) have been duly authorized by all necessary corporate action on the part of the Company; (ii) will not result in any violation of the provisions of the Charter or by-laws of the Company or any of its subsidiaries; (iii) will not constitute a breach of, or default or a Debt Repayment Triggering Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (A) the Company’s indebtedness, or any lease, contract, indenture, instrument known to such counsel to which the Company is a party or by which its properties are bound, or (B) any other agreement known to us; or (iv) will not result in any violation of any law, administrative regulation, or administrative or court decree applicable to the Company or any of its subsidiaries.

EXHIBIT A

18. The Company is not, and after receipt of payment for the Preferred Stock will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

19. To such counsel’s knowledge, except as disclosed in the Prospectus, there are no persons with registration or similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by the Underwriting Agreement, except as such rights have been duly waived.

20. Neither the Company nor any of its subsidiaries is (i) in violation of its Charter or by-laws or any law, administrative regulation, or administrative or court decree applicable to the Company or any of its subsidiaries or (ii) in default in the performance or observance of any obligation, agreement, covenant, or condition contained in any agreement known to us, except in each such case for such violations or defaults as would not, individually or in the aggregate, result in a material adverse change in the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole.

In addition, such counsel shall state that in connection with such counsel’s participation in the preparation of the Registration Statement and the Prospectus, such counsel participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company, and with representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus (including any documents or exhibits incorporated or deemed to be incorporated by reference therein), and any supplements or amendments thereto, and related matters were discussed, and, although such counsel has not passed upon and does not assume any responsibility for the accuracy, completeness, or fairness of the statements contained in the Registration Statement or the Prospectus (other than as specified above) (including any documents or exhibits incorporated or deemed to be incorporated by reference therein), and any supplements or amendments thereto, on the basis of the foregoing, nothing has come to such counsel’s attention which would lead them to believe that (i) the Registration Statement or any amendments thereto (including any documents or exhibits incorporated or deemed to be incorporated by reference therein), at the time the Registration Statement or such amendments became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus, and any amendment or supplement thereto (including any documents or exhibits incorporated or deemed to be incorporated by reference therein), as of its date or as of the date hereof contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they were made, not misleading. In addition, the conditions for the use by the Company of Form S-3 set forth in the General Instructions thereto have been satisfied.

EXHIBIT A

EXHIBIT B

OPINION OF

FALK, SHAFF & ZIEBELL, LLP

EXHIBIT B

FALK, SHAFF & ZIEBELL, LLP

Attorneys at Law

Tower 17

18881 Von Karman Avenue, Suite 1400

Irvine, California 92612

Telephone (949) 660-7700

Facsimile (949) 660-7799

January     , 2004

Friedman, Billings, Ramsey & Co., Inc.

Stifel, Nicolaus & Company, Incorporated

JMP Securities and

Flagstone Securities LLC

as representatives of the several underwriters

c/o Friedman, Billings, Ramsey & Co., Inc.

1001 19th Street North

Arlington, VA 22209

RE: NOVASTAR FINANCIAL, INC.

Ladies and Gentlemen:

We have acted as tax counsel to Novastar Financial, Inc., a Maryland corporation (the “Company”), in connection with the issuance and sale by the Company of (i) 2,600,000 shares of the Company’s Series C Cumulative Redeemable Preferred Stock, Liquidation Preference $25.00 per share (the “Series C Preferred Stock”) pursuant to that certain Underwriting Agreement, dated January 15, 2004 (the “Underwriting Agreement”), by and among the Company and Friedman, Billings, Ramsey & Co., Inc., Stifel, Nicolaus & Company, Incorporated, JMP Securities and Flagstone Securities LLC (the “Underwriters”) and (ii) up to 390,000 shares of the Series C Preferred Stock to cover over-allotments pursuant to the Underwriting Agreement. The shares of Series C Preferred Stock being issued and sold pursuant to the Underwriting Agreement, including those issued and sold to cover any over-allotment, are hereinafter referred to as the “Offered Securities.” This opinion is being rendered to you pursuant to Section 6(b) of the Underwriting Agreement. Capitalized terms used herein without definition shall have the meanings given such terms in the Underwriting Agreement.

In our capacity as tax counsel to the Company, we have examined originals, or copies identified to our satisfaction as being true copies, of such documents as we have deemed advisable or necessary for the purpose of rendering this opinion, including among other things the following:

1. The registration statement on Form S-3 (File No. 333-110574) initially filed by the Company with the Securities and Exchange Commission (the “Commission”) on November 18, 2003, declared and effective as of December 4, 2003, for the purpose of registering the Offered Securities under the Securities Act of 1933, as amended (the “Act”); and a representation from the Company, satisfactory to us, that it has not been advised of any stop order suspending the effectiveness of the registration statement or that any proceedings for that

EXHIBIT B

purpose have been instituted or are pending or contemplated by the Commission under the Act. Such registration statement (including all exhibits and schedules thereto and all documents incorporated or deemed to be incorporated therein and any information deemed to be a part thereof) is hereinafter referred to as the “Registration Statement.”

2. The Company’s prospectus dated December 4, 2003 and supplement thereto dated January     , 2004, in the form first used by the Underwriters to confirm sales of the Offered Securities and filed with the Commission pursuant to Rule 424(b)(5) of the general rules and regulations promulgated under the Securities Act (collectively, the “Prospectus”);

3. The Articles of Incorporation of the Company, as amended to date, including the Articles Supplementary;

4. The Bylaws of the Company, as amended to date;

5. Resolutions of the Board of Directors of the Company adopted on December 17, 2003, authorizing the sale of the Offered Securities, the preparation of the Prospectus, the execution and delivery of the Underwriting Agreement and other actions with respect thereto;

6. Resolutions adopted by the Pricing Committee of the Board of Directors of the Company at a meeting held on January     , 2004;

7. Resolutions of the Board of Directors of the Company adopted on November 18, 2003, authorizing the additional registration of up to $226,131,062 of the Company’s securities, the preparation of the Registration Statement to register such securities, the sale and issuance of such securities as determined by the Company’s Board of Directors from time to time, the entry into underwriting agreements from time to time to effect a particular offering of such securities and other actions with respect thereto;

8. Executed counterparts of the Underwriting Agreement;

9. The certificates of officers of the Company dated January     , 2004;

10. The Company’s unaudited financial information for the 2003 year.

In addition to such examination, we have obtained and relied upon, with your consent, such other certificates and assurances from public officials as we consider necessary for the purposes of this opinion. We have been furnished with, and with your consent have relied upon, certificates of officers of the Company with respect to certain factual matters bearing on the opinions expressed herein. We have made such legal and factual examinations and inquiries as we have deemed necessary or appropriate for purposes of this opinion. We have assumed the genuineness of all signatures (other than the signatures of the officers of the Company) and the authenticity of all documents submitted to us as originals and the conformity with originals of all documents submitted to us as copies.

EXHIBIT B

On the basis of the foregoing and after reasonable inquiry, and in reliance thereon, and subject to the assumptions and qualifications set forth herein, we are of the opinion that:

1. The Company has qualified for treatment as a “real estate investment trust” under the Internal Revenue Code of 1986, as amended (the “Code”) for its taxable years ended December 31, 1996 through 2003, and the Company’s current and contemplated methods of operation, as described in the Registration Statement and the Prospectus (and in any documents or exhibits incorporated or deemed to be incorporated by reference therein), and as represented to us by the Company, will enable it to continue to so qualify.

2. Each subsidiary of the Company listed in Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 (other than NFI Holding Corporation and its subsidiaries) is a “qualified REIT subsidiary” of the Company within the meaning of Section 856(i) of the Code.

3. NFI Holding Corporation and each of its subsidiaries listed in Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 are wholly-owned subsidiaries of the Company and are “taxable REIT subsidiaries” of the Company within the meaning of Section 856(l) of the Code.

4. Neither the Company nor any of its assets has been treated as a taxable mortgage pool.

5. Although the discussions set forth under the captions “Federal Income Tax Considerations” in the Prospectus (including the prospectus supplement) do not purport to discuss all possible Federal income tax consequences of the purchase, ownership and disposition of the Offered Securities, such discussions, taken together, constitute an accurate summary of the Federal income tax considerations that are likely to be material to a purchaser of the Offered Securities.

6. The statements in the Prospectus under the caption “Risk Factors—Should we fail to maintain REIT status, we would be subject to tax as a regular corporation. We conduct a substantial portion of our business through taxable REIT subsidiaries which creates additional compliance requirements,” insofar as such statements constitute matters of law, summaries of legal matters, or legal conclusions, have been reviewed by us and fairly present and summarize, in all material respects, the matters referred to therein.

In addition, we participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company, and with representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus (including any documents or exhibits incorporated or deemed to be incorporated by reference therein), and any supplements or amendments thereto, and related matters were discussed and, although we are not passing upon and do not assume any responsibility for the accuracy, completeness, or fairness of the statements contained in the Registration Statement or the Prospectus (other than as specified above) (including any documents or exhibits incorporated or deemed to be incorporated by reference therein), and any

EXHIBIT B

supplements or amendments thereto, on the basis of the foregoing, nothing has come to our attention which would lead us to believe that (i) the Registration Statement or any amendments thereto (including any documents or exhibits incorporated or deemed to be incorporated by reference therein), at the time the Registration Statement or such amendments became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus, and any amendment or supplement thereto (including any documents or exhibits incorporated or deemed to be incorporated by reference therein), as of its date or as of the date hereof contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that we express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement or Prospectus).

With respect to our opinions herein based on our knowledge, we have, with your consent, advised you only as to knowledge obtained by us (i) from such certificates of officers of the Company as we have deemed appropriate and (ii) in connection with matters to which we have given substantive attention as counsel for the Company in the form of legal consultation and, where appropriate, legal representation, and which knowledge we have recognized as pertinent to the matters set forth herein.

We are licensed to practice law only in the State of California. Accordingly, the foregoing opinions apply only with respect to the federal laws of the United States of America and we express no opinion with respect to the laws of any other jurisdiction. This opinion is rendered only to you and is solely for your benefit and that of the Underwriters in connection with the transactions referred to in the Underwriting Agreement and may not be circulated to, or relied upon by, any other person.

This opinion may not be relied upon by you for any other purpose, or relied upon by or delivered to any other person, firm or corporation for any purpose without our prior written consent.

Very truly yours,

FALK, SHAFF & ZIEBELL, LLP

cc:     Morrison & Foerster, LLP

EXHIBIT B